SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2003

Legato Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26130	94-3077394

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2350 West El Camino Real, Mountain View, California	94040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 210-7000

Not Applicable

(Former name or former address, if changed since last report.)

Item 7	Financial Statements and Exhibits

(c)	Exhibits. The following documents are filed as exhibits to this report:

99.1	Revised press release issued by Legato Systems, Inc. dated April 22, 2003.

Item 9	Regulation FD Disclosure

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 22, 2003, Legato Systems, Inc. issued a press release of the financial results for the first quarter ended March 31, 2003 and furnished that release to the Commission on a Current Report on Form 8-K dated April 22, 2003. The press release attached to the Form 8-K contained an inadvertent error in the balance sheet. A correct copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 10-K by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Legato Systems, Inc.

Date: April 22, 2003

/s/    ANDREW J. BROWN

Andrew J. Brown

Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit

99.1	Revised press release of Legato Systems, Inc. dated April 22, 2003.

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